SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                    SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


            VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
        (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:



            VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

           NOTICE OF WRITTEN CONSENTS OF SHAREHOLDERS
                    IN LIEU OF ANNUAL MEETING

NOTICE IS HEREBY GIVEN that Voyager Entertainment International,
Inc. (the "Company") has received written consents in lieu of annual meeting from shareholders representing more than fifty percent (50%) of the total voting shares of the Company, approving the following actions:

1.   The removal of Veldon Simpson as a director of the Company.

2. The election of three directors to the Company's Board of Directors.

3.   Ratification of the appointment of officers.

4.   The reincorporation of the Company in the State of Nevada.

5. Ratification of the selection of Stonefield Josephson, Inc., as independent public accountants of the Company for the 2003 fiscal year.

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the Majority Shareholders satisfies any applicable stockholder voting requirement of the North Dakota Business Corporation Act and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,



                                   /s/ Richard L. Hannigan, Sr.
                                   President

April 24, 2003





            Voyager Entertainment International, Inc.
                       4483 West Reno Ave.
                      Las Vegas, NV  89118

                      INFORMATION STATEMENT

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                     NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about May 5, 2003 to the stockholders of record of Voyager Entertainment International, Inc. (the "Company") at the close of business on April 23, 2003 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our shareholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the voting power of our securities. The resolutions adopted by such holders of a majority of the voting power (the "Majority Shareholders") give us the authority to take the following actions (collectively, the "Shareholder Resolutions"):

1.   The removal of Veldon Simpson as a director of the Company.

2. The election of three directors to the Company's Board of Directors.

3.   Ratification of the appointment of officers.

4.   The reincorporation of the Company in the State of Nevada.

5. Ratification of the selection of Stonefield Josephson, Inc., as independent public accountants of the Company for the 2003 fiscal year.

The Board of Directors of the Company accepted the actions taken by majority consent of the shareholders as an act of the Company pursuant to Section10.19.1-76.3 of the North Dakota Business Corporation Act (the "NDBCA") and adopted resolutions authorizing the actions.

              OUTSTANDING SHARES AND VOTING RIGHTS

As of the close of business on April 23, 2003, the Record Date for shares entitled to notice of and to sign written consents there were 38,652,500 shares of our common stock outstanding, and 1,500,000 shares of Series A convertible preferred stock outstanding. Each share of common stock is entitled to one vote and each share of Series A convertible preferred stock is entitled to 10 votes for any matter that may be voted upon by the shareholders of the Company. Therefore, in the aggregate, as of the Record Date, 53,652,500 votes may be cast for any matter that may be voted upon by the shareholders of the Company. Majority shareholders owning more than 50% of the voting power to vote have executed a written consent in favor of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and Article II,
Section 11 of our Bylaws, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on May 26, 2003.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                          RESOLUTION 1
                       REMOVAL OF DIRECTOR

Veldon Simpson is removed as a director of the Corporation by the Majority Shareholders acting pursuant to Sections 10-19.1-75 and 10-19.1-41(3) of the NDBCA, Article 6 of the Articles of Incorporation, and Article II, Section 10, and Article III,
Section 4, of the Bylaws of the Company.

Section 10-19.1-75 of the NDBCA, and Article 6 of the Company's Articles of Incorporation, and Article II, Section 10 of the Company's Bylaws, provide that an action can be taken without a meeting by written action signed by the shareholders who own voting power equal to the voting power that would be required to take the same action at a meeting of the shareholders at which all shareholders were present.

Section 10-19.1-41(3) of the NDBCA and Article III, Section 4 of the Company's Bylaws provide that a director may be removed with or without cause by a majority of the outstanding shares entitled to vote.

The Board of Directors of the Company accepted the actions taken by majority consent of the shareholders as an act of the Company pursuant to Section 10.19.1-76.3 of the NBCA and adopted resolutions authorizing the removal of Veldon Simpson as a director of the Company.

                          RESOLUTION 2
                    ELECTION OF NEW DIRECTORS

The Company's Bylaws provide for directors to be elected annually, each serving until the next annual meeting of stockholders and until their successors are elected and qualified. The following are the directors who are all elected by the Majority Stockholders by written consent in lieu of annual meeting:

  Name                      Age   Position

  Richard L. Hannigan, Sr.  54    CEO, President and Director
  Myong Hannigan            55    Secretary/Treasurer and Director
  Tracy Jones               50    Chief Operating Officer and
                                  Director

Richard L. Hannigan, Sr.

Mr. Hannigan has been President of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom designs for interior and exterior casino construction. Under Mr. Hannigan's control Synthetic Systems, Inc. has been involved in several casino projects in Las Vegas, including the Luxor Hotel Casino, interior themed areas and exterior main entry
Sphinx.   Prior to Synthetic Systems, Inc., Mr. Hannigan owned
and operated two consulting and construction   companies from
1983-1991. These companies, Architectural Services, Inc. and Architectural Systems, Inc., respectively have been responsible for construction projects located in Las Vegas, Palm Springs, Los Angeles and Salt Lake City. Mr. Hannigan, consulted for exterior glazing and exotic fenestrations on commercial as well as casino companies, in Las Vegas.

Myong Hannigan

Ms. Hannigan attended college at Seoul University in Seoul, South Korea for general studies and business management. In addition to her positions with the Company, Ms. Hannigan is also currently a managing partner of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom design for interior and exterior casino construction. Prior to Synthetic Systems, Inc., Ms. Hannigan was a managing partner for Architectural Services, Inc. and Architectural Systems, Inc., from 1983-1991. This company specialized in design and installation of Custom Glass and Glazing Systems. Prior to Architectural Services, Inc. and Architectural Systems, Ms. Hannigan owned and managed Antiqua Stain Glass Company in Honolulu, Hawaii from 1979-1981, which was relocated from Bloomington, Illinois (1976-1979). The company specialized in design, manufacturing, installation and retail/wholesale products. Ms. Hannigan is the wife of Richard Hannigan, President, Treasurer and Director of the Company.

Tracy Jones

Mr. Jones formed Western Architectural Services, LLC in 1982, as an architectural design, and fabrication company. Over the past 20 years Mr. Jones has been instrumental in the development of "themed" environments for the Hotel/Casino, Restaurant, and Theme Park industry. At Western, Mr. Jones has revolutionized the use of digitized computer enhancement for the replication of historical features.

Mr. Jones created methods that reduced the time to produce large-scale projects such as the Statue of Liberty at New York - New York Hotel and Casino. Before this project would have taken almost 1-1/2 years to recreate. However with methods developed at Western this project was fabricated in just over 6 months.

In the past years, Mr. Jones has developed multiple technology's that his company now markets and distributes throughout the Western United States. In a very competitive market, this company is experiencing a positive cash flow in its initial year.

Mr. Jones has a history of producing the most difficult projects on time, and on budget. With his new position at Voyager Entertainment International, Inc., Mr. Jones can take this same approach to developing the Voyager Project. Through many years of difficult construction projects and budgetary restraints, Mr. Jones has developed creative and effective means of manufacturing and construction that will revolutionize this industry.

Mr. Jones will bring his expertise of manufacturing to this world class project. Mr. Jones will focus on product development, quality control, safety, state and federal regulations, freight issues, and on-time production and overall construction review. Blending his 20 years of experience in the construction industry; Mr. Jones will bring a team of talented professionals together to form an unbeatable group for the Voyager Project.

Myong Hannigan is the wife of Richard L. Hannigan, Sr.

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

Committees

Our board of directors currently has no audit, compensation, nominating committees or committee performing a similar functions.

Board of Director's Report on Executive Compensation

General. As noted above, our Board of Directors does not have a Compensation Committee and, accordingly, during the year ended December 31, 2002, the Board of Directors, through the President, reviewed and approved the compensation of our executive officers.

Overall Policy; Significant Factors. The compensation decisions made by the Board of Directors in respect of our executive officers were influenced by two major factors. First, our start-up nature brings with it all of the normal capital requirements to sustain growth, therefore certain stock compensation was granted in lieu of salaries, commissions and for services rendered. This practice may be extended into the future on a case-by-case basis and accordingly filed with the Securities and Exchange Commission. Finally, as we continue to mature, certain additions to the executive staff will be required. As we are required to seek talent in outside market, we will be required to provide a competitive compensation package.

As overall policy, however, the Board continues to believe that long-term compensation tied to the creation of stockholder value should constitute a significant component of the compensation to be earned by our executive officers. In this respect, it will be the Board's policy to attempt to restrain base cash compensation (subject to competitive pressures), while providing the incentive for Management to increase stockholder value by providing such officers with significant numbers of market-price stock that will not confer value upon the officers unless and until the Company's share price rises. The Board of Directors expects that stock options will constitute a significant component of the compensation package provided to executive officers.

The Board believes that cash bonuses are, at times, appropriate based upon the performance of our business compared to our internal expectations and general business conditions.

Stock Option Plan

Our shareholders approved a 2002 Stock Option Plan on April 2,
2002 at our annual meeting. The plan authorizes the Company to issue 5,000,000 shares of common stock for issuance upon exercise of options.

The plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock. Officers (including officers who are members of the Board of Directors), directors (other than members of the Stock Option Committee (the "Committee") to be established to administer the Stock Option Plan) and other employees and consultants of the Company and its subsidiaries (if established) will be eligible to receive options under the planned Stock Option Plan. The Committee will administer the Stock Option Plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the Stock Option Plan.

Unless the Committee, in its discretion otherwise, non-qualified stock options will be granted with an option price equal to the fair market value of the shares of Common Stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the Stock Option Plan be less than the date the incentive stock option is granted. Each option granted under the Stock Option Plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this Plan when some awards may be exercised.

In the event of a change of control (as defined in the Stock Option Plan), the date on which all options outstanding under the Stock Option Plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control. As of December 31, 2002, no options have been issued under this plan.

Certain Relationships and Related Transactions

We have numerous related party transactions with Synthetic Systems, Inc. ("Synthetic"). Synthetic is a company owned 100% by Richard Hannigan, Sr., our President of the Company.
Synthetic advances funds when needed for operating purposes. These advances bear interest at 5% per annum and are payable upon demand. Interest expense totaled $150, $2,000 and $1,500, respectively, as of January 31, 2002, and December 31, 2001 and 2000. As of January 31, 2002, we had a balance due to Synthetic in the amount of $46,356.

Additionally, we have received funds from Gregg Giuffria, former officer and director of the Company, and Veldon Simpson, former officer and director of the Company, from time to time in the past. As of January 31, 2002, we had a balance due to Mr. Giuffria of $1,884 and a balance due to Mr. Simpson of $834.

Apex Ford

Apex Ford is a Chinese company and was established by the officers and directors of the Company in order to operate and create a presence in China. Apex Ford is not economically dependent on the Company and has not entered into any transactions with the Company.

On November 19, 2002, a Chinese Company called Apex Ford, of which the officers of the Company were also the officers of Apex Ford, received $150,000 from CML Group of China. The original agreement was to be for $1,500,000. As of this date the CML Group has only provided the initial $150,000 and is unlikely that CML will fund any additional funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, our belief is that during the year ended 2002, Richard Hannigan, Veldon Simpson and Myong Hannigan filed there forms 5 on a timely basis.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of April 23, 2003 with respect to the beneficial ownership of common stock by (i) each person who to the knowledge of the Company, beneficially owned or had the right to acquire more than 5% of the outstanding common stock, (ii) each director of the Company and (iii) all executive officers and directors of the Company as a group.

                                       Number            Percent
     Name of Beneficial Owner (1)     of Shares         Of Class
     ----------------------------    ----------         --------
     Richard Hannigan                 7,585,000 (2)       14.1%
     Myong Hannigan                   3,000,000 (2)        5.6%
     Tracy Jones                      3,217,500 (2)        6.0%
     Gregg Giuffria                  10,500,000 (2)       19.6%
     Veldon Simpson                  11,000,000 (2)       20.5%
                                     ----------         --------
     All Directors & Officers        13,802,500           25.7%
     as a Group (3 persons)          ==========         ========


(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of the Company.

(2) Assumes conversion of Series A Convertible Preferred Stock into common stock. Each share of preferred stock is convertible into 10 shares of common stock. Each person owns 500,000 shares of Series A Convertible Preferred Stock.

Executive Compensation

The following table sets forth the cash compensation of our executive officers and directors for the fiscal year.

                   Summary Compensation Table
                                                         Long Term
                      Annual Compensation               Compensation
                 ---------------------------------  -------------------
Name and                              Other
Principal                             Annual        Restricted
Position         Year  Salary  Bonus  Compensation     Stock    Options  Others
-------------------------------------------------------------------------------

Richard
Hannigan
President/       2002   $-0-    -0-      -0-         2,585,000    -0-     -0-
Treasurer/
Director

Myong Hannigan
Secretary        2002   $-0-    -0-      -0-         3,000,000    -0-     -0-

Veldon Simpson
Former           2002   $-0-    -0-    $86,000       6,000,000    -0-     -0-
CEO/Director

                          RESOLUTION 3
                     APPOINTMENT OF OFFICERS

The Board of Directors acting pursuant to Section 10-19.1-58(3) of the NDBCA and Article III, Section 1(a), of the Bylaws of this Corporation, the following officers were elected to serve in the capacities set forth opposite their names:

     Richard L. Hannigan, Sr.   Chief Executive Officer and President
     Myong Hannigan             Secretary/Treasurer
     Tracy Jones                Chief Operating Officer

The Shareholders acting pursuant to Section 10-19.1-75 of the NDBCA, Article 6 of the Company's Articles of Incorporation and
Article II, Section 10, of the Company's Bylaws, ratified the appointment of the officers listed above to serve in the capacities set forth opposite their names.

Section 10-19.1-58(3) of the NDBCA provides that a vacancy in an office because of removal must be filled in the manner provided in the articles or bylaws, or determined by the board.

Article III, Section1(a) of the Company's Bylaws gives the Board of Directors the power to select and remove all officers, agents, and employees of the Company.

Section 10-19.1-75 of the NDBCA, and Article 6 of the Company's Articles of Incorporation, and Article II, Section 10 of the Company's Bylaws, provide that an action can be taken without a meeting by written action signed by the shareholders who own voting power equal to the voting power that would be required to take the same action at a meeting of the shareholders at which all shareholders were present.

                          RESOLUTION 4
             REINCORPORATION IN THE STATE OF NEVADA

The following discussion summarizes certain aspects of the Reincorporation of the Company in Nevada. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and VEII-Nevada, a copy of which is attached hereto as Exhibit "A," or the Articles of Incorporation of VEII-Nevada (the "Nevada Articles"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the Bylaws of the Company (the "North Dakota Articles" and the "North Dakota Bylaws," respectively) and the Bylaws of VEII-Nevada (the "Nevada Bylaws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

                             SUMMARY

Transaction:   Reincorporation in Nevada.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Principal Reasons for Reincorporation in Nevada."

Method: Merger with and into our wholly-owned subsidiary, Voyager Entertainment International, Inc., a Nevada corporation ("VEII-Nevada"). For more information, see "Principal Features of the Reincorporation."

Exchange Ratios:    One share of VEII-Nevada common stock will be
               issued for each share of our common stock and one share of VEII-Nevada preferred stock will be issued for each share of our preferred stock held as of the record date. For more information, see "Principal Features of the Reincorporation."

Right to Dissent:   Any shareholder is entitled to be paid the
               fair value of his or its shares if the shareholder timely dissents to the Reincorporation or any of the actions resulting from or in connection with the Reincorporation. For more information, see "Rights of Dissenting Shareholders."


                     QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning our Reincorporation in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. YOU SHOULD CAREFULLY READ THE ENTIRE INFORMATION STATEMENT, AS WELL AS ITS EXHIBITS.

Q: Why is the Company reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us a greater measure of flexibility and simplicity in corporate governance than is available under North Dakota law and will increase the marketability of our securities.

Q: Why are we not holding a meeting of shareholders to approve the Reincorporation?

A: We have received the written consent of our majority shareholders owning more than 50% of the outstanding voting power of our securities. Under the North Dakota Business Corporation Act ("North Dakota law") and our Articles of Incorporation and Bylaws, this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q: What are the principal features of the Reincorporation?

A: The Reincorporation will be accomplished by merging with and into our wholly-owned subsidiary, VEII-Nevada. One new share of VEII-Nevada common stock and one new share of VEII-Nevada preferred stock will be issued for each outstanding share of our common and preferred stock held by our shareholders on the record date for the Reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market. Shares of VEII-Nevada will be eligible to trade in their place beginning on or about the effective date of the Reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q: What are the differences between Nevada and North Dakota law?

A: There are certain differences between the laws of North
   Dakota and Nevada that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the Nevada and North Dakota, please see "Similarities and Differences Between the Corporate Laws of North Dakota and Nevada."

Q: How will the Reincorporation affect my ownership?

A: Your ownership interest will not be affected by the Reincorporation.

Q: Will the principal office of the Company change after the Reincorporation?

A. The principal office of the Company, which is the same as the principal office of VEII-Nevada, shall remain the principal office of VEII-Nevada.

Q: How will the Reincorporation affect our business?

A: VEII-Nevada will continue our business at the same location and with the same assets. The Company will cease its corporate existence in the State of North Dakota on the effective date of the Reincorporation.

Q: What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the Reincorporation will constitute "good delivery" of shares in transactions subsequent to Reincorporation. Certificates representing shares of VEII-Nevada will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

   It will not be necessary for shareholders of the Company to exchange their existing stock certificates for certificates of VEII-Nevada. Outstanding stock certificates of the Company should not be destroyed or sent to us.

Q: What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                 Nevada Agency and Trust Company
                50 West Liberty Street, Suite 880
                         Reno, NV  89501
                    Telephone: (775) 322-0626

Q: Can I require the Company to purchase my stock?

A: Yes. Under North Dakota law you are entitled to appraisal and purchase of your stock as a result of the Reincorporation.

Q: Who will pay the costs of Reincorporation?

A: We will pay all of the costs of Reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reincorporation.

Q: Will I have to pay taxes on the new certificates?

A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of VEII-Nevada that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the Reincorporation.

Principal Reasons for Reincorporation

The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under North Dakota law and will increase the marketability of the Company's securities.

The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company. Nevada corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law. See "Certain Significant Differences between the Corporation Laws of Nevada and North Dakota."

Principal Features of the Reincorporation

The Reincorporation will be accomplished by a merger (the "Merger") of the Company into VEII-Nevada pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and VEII-Nevada dated April 14, 2003, with VEII-Nevada surviving the merger. A copy of the Plan of Merger is attached to this Information Statement at Exhibit A. The Reincorporation will become effective upon the filing of the Articles of Merger with the Secretary of States of Nevada and North Dakota. Under federal securities laws, the Company cannot file the Articles of Merger until at least 20 days after the mailing of this Information Statement (the "Effective Date").

Upon completion of the Reincorporation, each of our shareholders as of the Record Date will be entitled to receive one share of VEII-Nevada common and preferred stock for each share of the Company's common and preferred stock he owned on the Record Date. There are no shares of VEII-Nevada common or preferred stock currently outstanding. As a result of the Reincorporation, the Company will cease its corporate existence in the State of North Dakota.

The Articles of Incorporation and Bylaws of VEII-Nevada are not significantly different from our Articles of Incorporation and Bylaws. Your rights as shareholders may be affected by the Reincorporation by, among other things, the differences between the laws of the State of North Dakota, which govern the Company, and the laws of the State of Nevada, which govern VEII-Nevada. See the information under "Similarities and Differences Between The Corporate Laws Of North Dakota And Nevada" for a summary of the differences between the corporate laws of the State of North Dakota and the State of Nevada.

The Reincorporation will not result in any changes in our business, assets, liabilities or net worth. VEII-Nevada is currently our wholly-owned subsidiary and, upon completion of the Reincorporation, will succeed by operation of law to all of our business, assets and liabilities. Our daily business operations will continue at our principal executive offices at 4483 West Reno Ave., Las Vegas, Nevada 89118.

Survivor's Succession to Corporate Rights

VEII-Nevada, the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, powers and franchises of both a public and private nature, and subject to all the restrictions, disabilities and duties of the Company, and all property, real, personal, and mixed, and all debts due to the Company on whatever account, as well for stock subscriptions as all other things in action or belonging to the Company shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter effectively be the property of the surviving corporation as they were of the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting shareholders who are accorded and who preserve rights of appraisal as required by the North Dakota Business Corporation Act (the "NDBCA"); and any action or proceeding whether civil, criminal or administrative, pending by or against the Company shall be prosecuted as if the Plan had not taken place, or the surviving corporation may be substituted in such action or proceeding.

Survivor's Succession to Corporate Acts, Plans, Contracts and
Similar Rights

All corporate acts, plans, policies, contracts, approvals and authorizations of the Company, its shareholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with the surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Company.

Survivor's Rights to Assets, Liabilities, Reserves, etc.

The assets, liabilities, reserves and accounts of the Company shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of VEII-Nevada, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.

Description of Securities of VEII-Nevada.

VEII-Nevada is authorized to issue 250,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock and 50,000,000 shares of blank check preferred stock, each having a par value of $.001 per share. For a description of blank check preferred stock see the heading Blank Check Preferred Stock below. VEII-Nevada's Certificate of Incorporation provides that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of stockholders. The common stock carries no preemptive rights or cumulative voting rights. For a complete description of the securities of VEII-Nevada see the Certificate of Incorporation of VEII-Nevada included with this Information Statement as Exhibit B.

Neither the Company nor VEII-Nevada has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

Blank Check Preferred Stock

Upon reincorporation into VEII-Nevada, the Board will, without further action by the shareholders, unless otherwise required by law, be authorized to issue up to 50,000,000 shares of Preferred Stock at such times, for such purposes and for such consideration as it may determine. The foregoing is a summary of the terms and conditions relating to the ability of the Board of Directors of VEII-Nevada to issue Preferred Stock. See the attached Exhibit B, the Certificate of Incorporation of VEII-Nevada, for a complete description of the terms and conditions relating to the ability of the Board of Directors of VEII-Nevada to issue Preferred Stock.

The issuance of Preferred Stock could be used to create voting impediments and to make it more difficult for persons seeking to effect a merger or otherwise gain control of the Company. Neither the Board of Directors nor management of the Company or VEII-Nevada is considering the use of Preferred Stock for such purposes. The authorization and issuance of a series of Preferred Stock could have certain effects on the holders of Common Stock. Such effects might include (a) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears, (b) possible dilution of the voting power of the Common Stock to the extent that the Preferred Stock has voting rights, and (c) holders of the Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock. The ability to issue Preferred Stock gives the Company greater flexibility for future financing needs, acquisitions, and other corporate purposes.

The Company currently has 1,500,000 shares of Series A
Convertible Preferred issued and outstanding. Upon reincorporation, the Company plans to designate a portion of its authorized Preferred Stock as Series A Convertible Preferred with substantially the same rights and preferences as the North Dakota
Series A Preferred Stock.

Regulatory Requirements

With the exception of filings to be made with the Secretary of State of the State of Nevada and the Secretary of State of the State of North Dakota, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.

Reports, Opinions or Appraisals

No report, opinion or appraisal has been sought in connection with the proposed change of domicile.

   FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or VEII-Nevada. Each former holder of capital stock of the Company will have the same basis in the capital stock of VEII-Nevada received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to VEII-Nevada's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

A successful IRS challenge to the reorganization status of the proposed reincorporation (in consequence or a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company's capital stock exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of exchange therefor. In such event, a shareholder's aggregate basis in the shares of the capital stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such stock would commence anew.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

   SIMILARITIES AND DIFFERENCES BETWEEN THE CORPORATE LAWS OF
                     NORTH DAKOTA AND NEVADA

The corporation laws of North Dakota and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Information Statement, but certain differences between the corporation laws of North Dakota and Nevada that could affect the rights of shareholders of the Company are as follows:

Cumulative Voting for Directors

Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such shareholder may choose. Under Nevada law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. In North Dakota, cumulative voting is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. Once notice is given by one shareholder, all shareholders are entitled to cumulate their votes. The Articles of Incorporation of the Company do not and the Certificate of Incorporation of VEII-Nevada will not, provide for cumulative voting in the election of directors.

Shareholder Vote for Mergers

North Dakota law and Nevada law relating to mergers and other corporate reorganizations are substantially the same.

Indemnification

North Dakota and Nevada have similar laws with respect to indemnification by a corporation of its directors. For example, the laws of both states permit corporations to adopt a provision in the Articles of Incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty in the case of Nevada). North Dakota allows indemnification of directors, officers and employees (or other persons by contract or otherwise). Nevada also extends the indemnification provisions to officers, employees and other agents of the corporation. The Certificate of Incorporation of VEII-Nevada eliminates the liability of directors, officers, employees and other agents of the corporation to the fullest extent permissible under Nevada law.

Payments of Dividends

Nevada and North Dakota law are similar regarding the payment of dividends. In both North Dakota and Nevada, the law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, both North Dakota and Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet test for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, (in the case of Nevada including, but not limited to, unrealized appreciation and depreciation); or (iii) make its determination based upon any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

In the last several years, a number of states (but not North
Dakota) have adopted special laws which contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.

Nevada law defines an "interested shareholder" as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Under Nevada law the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. After the three-year period, combinations with "interested shareholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested shareholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested shareholders satisfy certain fair value requirements. A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

VEII-Nevada has opted out of the applicable statutes in its Articles of Incorporation initially filed with the Secretary of State.

Dissenters' Rights of Appraisal

The shareholders of the Company are afforded dissenters' rights of appraisal under the laws of the State of North Dakota.

Section 10-19.1-87 of the NDBCA, provides that any shareholder, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan if required by NDBCA Section 10-19.1-87 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation.

Pursuant to Section 10-19.1-98 of the NDBCA, a corporation is required to send a notice to all shareholders as of the applicable record date, regardless of whether such shareholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under the NDBCA. A shareholder who wishes to assert dissenters' rights must comply with the procedural requirements of Section 10-19.1-88 of the NDBCA and cause the corporation to receive, before the vote is taken, written notice of intent to demand payment for shares if the proposed actions is effectuated; and such shareholder may not vote any shares in favor of the proposed actions. In order to assert dissenters' rights, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the shareholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

Pursuant to Section 10-19.1-88 of the NDBCA, the dissenters are required to receive notice stating the address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received; supply a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA. Accordingly, a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA is attached hereto and is incorporated herein by reference. See Exhibit C herein.

In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Section 10-19.1-88 of the NDBCA provides that after the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subsections three four and five of Section 10-19.1-88 of the NDBCA, the amount the corporation estimates to be the fair value of the shares, plus interest. Each payment made shall be accompanied by a balance sheet and statement of income of the corporation for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements; a statement of the corporation's estimate of the fair value of the shares and a brief description of the method used to reach the estimate; and a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBCA. Accordingly, a copy of Sections 10-19.1-87 and 10-19.1- 88 of the NDBCA is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

If a dissenter believes that the amount remitted by the corporation is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares plus interest, within 30 days after the corporation mails the remittance and demand payment of the difference.
Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

The corporation shall commence a proceeding within 60 days after receipt of the counter-payment demand from the dissenting shareholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its registered office at 3727 Kingston Dr., Bismark, North Dakota 58503, and all dissenters who have satisfied all requirements of any counter-proposal for the payment of the fair value of their shares and whose demands remain unresolved, shall be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is, entitled to judgment for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation, but shall not be liable to the corporation for the amount remitted to the dissenter that exceeds the fair value of the shares as determined by the court, plus interest. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. These fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel in amounts the court finds equitable, and against either the corporation or one or more dissenters or in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. See Section 10-19.1-88 of the NDBCA.

MEMBERS OF THE BOARD OF DIRECTORS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF NORTH DAKOTA TO THE STATE OF NEVADA. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

The information contained in this Information Statement and the Dissenting Shareholders' Payment Demand Form which is attached hereto constitutes the only notice any dissenting shareholder will be provided under the NDBCA relative to dissenting shareholders' rights of appraisal.

                          RESOLUTION 5
   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company's Board of Directors has appointed Stonefield
Josephson, Inc. as its independent auditors for the fiscal year ending December 31, 2003. The Majority Shareholders have ratified the appointment of Stonefield Josephson, Inc. by written consent.

Changes in Accountants

Clyde Bailey P.C. was dismissed as our independent accountant on April 2, 2002. Merdinger, Fruchter, Rosen & Corso, P.C. was engaged by us on April 9, 2002.

On August 8, 2002, Merdinger, Fruchter, Rosen & Corso, P.C. was dismissed and Stonefield Josephson, Inc. was appointed as our independent accountants for the fiscal year ending December 31, 2002.

These changes in accountants did not result from any dissatisfaction with the quality of professional services rendered by Merdinger, Fruchter, Rosen & Company, Inc. or Clyde
Bailey P.C. as the Company's independent accountants.

Disagreements with Accountants on Accounting and Financial
Disclosure

The audit reports issued by Clyde Bailey P.C. with respect to the Company's year ended October 31, 2001 financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Clyde Bailey P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clyde Bailey P.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their audit report.

The audit reports issued by Merdinger, Fruchter, Rosen & Company, Inc. with respect to the audits of Voyager Ventures, Inc., the Company's wholly-owned subsidiary, financial statements as of January 31, 2002, December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Merdinger, Fruchter, Rosen & Company, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Merdinger, Fruchter, Rosen & Company, Inc., would have caused them to make a reference to the subject matter of the disagreement in connection with their audit report.

Audit Fees

The aggregate fees billed by Stonefield Josephson, Inc. for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and review of the financial statements included in the Company's Forms 10-QSB for the quarter ended September 30, 2002 were $18,000.

The aggregate fees billed by Merdinger, Fruchter, Rosen & Company. for professional services rendered for the audits of Voyager Ventures, Inc., the Company's wholly-owned subsidiary, financial statements as of January 31, 2002, December 31, 2001 and 2000, and review of the financial statements included in the Company's Forms 10-QSB for the quarters ended March 31, 2002 and June 30, 2002 were $12,234.

Financial Information Systems Design And Implementation Fees

There were no fees billed for financial information systems design and implementation.

All Other Fees

There were no other fees for either audit related or non-audit services billed by either Stonefield Josephson, Inc. or Merdinger, Fruchter, Rosen & Company, Inc. for the most recent fiscal year ended December 31, 2002. Audit related services generally include fees for benefit plan audits, accounting consultations, and SEC registration statements.

        DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR
                     OUR NEXT ANNUAL MEETING

Stockholders may submit proper proposals for inclusion in our next proxy statement and for consideration at our 2004 annual meeting of our stockholders by submitting their proposals in writing to the Secretary of Voyager Entertainment International, Inc. in a timely manner. In order to be included in our proxy materials for the next annual meeting of stockholders to be held in the year 2004, stockholder proposals must be received by our Secretary no later than February 1, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                      FINANCIAL INFORMATION

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 is being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a shareholder to the Company's principal offices at Voyager Entertainment International, Inc. Attention: Richard L. Hannigan, Sr., 4483 West Reno Ave., Las Vegas, Nevada 89118.

                         EXHIBITS INDEX



        A.   AGREEMENT AND PLAN OF MERGER

        B.   NEVADA ARTICLES OF INCORPORATION

        C.   NORTH DAKOTA STATUTES REGARDING DISSENTER'S RIGHTS

        D.   NOTICE TO SHAREHOLDERS OF DISSENTERS' RIGHTS OF
             APPRAISAL PURSUANT TO NORTH DAKOTA BUSINESS
             CORPORATION ACT SECTION 10-19.1-98

        E.   DISSENTING SHAREHOLDERS' PAYMENT DEMAND FORM




                            EXHIBIT A

                  PLAN AND AGREEMENT OF MERGER
                               OF
            VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
                  (A NORTH DAKOTA CORPORATION)
                               AND
            VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
                     (A NEVADA CORPORATION)

PLAN AND AGREEMENT OF MERGER entered into on May ___, 2003, by and between VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North
Dakota corporation ("VEII-North Dakota"), and VOYAGER
ENTERTAINMENT INTERNATIONAL, INC., a Nevada corporation ("VEII-
Nevada").

WHEREAS, VEII-North Dakota is a business corporation of the State of North Dakota with its registered office therein located at 3727 Kingston Dr., Bismark, North Dakota 58503; and

WHEREAS, the total number of shares of stock which VEII-North
Dakota has authority to issue is 150,000,000, of which 100,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, VEII-Nevada is a business corporation of the State of Nevada with its registered office therein located at 4483 West
Reno Ave., Las Vegas, Nevada 89118; and

WHEREAS, the total number of shares of stock which VEII-Nevada has authority to issue is 250,000,000, of which 200,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the North Dakota Business Corporation Act permits a merger of a business corporation of the State of North Dakota with and into a business corporation of another jurisdiction; and

WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, VEII-North Dakota and VEII-Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge VEII-North Dakota with and into VEII-Nevada pursuant to the provisions of the North Dakota Business Corporation Act and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

                             A-1


                           ARTICLE I
                            MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.

     A. Voyager Entertainment International, Inc., a corporation organized under and governed by the laws of the State of North Dakota with a principal place of business at 4483 West Reno Ave., Las Vegas, Nevada 89118 (the
     "terminating corporation").

     B. Voyager Entertainment International, Inc., a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at 4483
     West Reno Ave., Las Vegas, Nevada 89118 (the "surviving corporation").

1.2. SURVIVING CORPORATION. Voyager Entertainment International, Inc. shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of Voyager Entertainment International, Inc. shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the North Dakota Business Corporation Act ("North Dakota Law"), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada Law"), VEII-North Dakota is merged with and into VEII-Nevada. The separate existence of VEII-North Dakota shall cease on and after the Effective Date.

                           ARTICLE II
                EXCHANGE AND CONVERSION OF SHARES

2.1.      CONVERSION OF CAPITAL STOCK.

     A. On the Effective Date, each issued and outstanding share of the common stock, $.001 par value per share, of VEII-North Dakota shall be converted into the right to receive one (1) fully paid and non-assessable share of the common stock, $.001 par value per share, of VEII-Nevada.

     B. On the Effective Date, each issued and outstanding share of the preferred stock of any series or class of VEII-North Dakota shall be converted into the right to receive one fully paid and non-assessable share of preferred stock, $.001 par value per share, of VEII-Nevada with substantially identical rights and preferences.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by VEII-Nevada as a result of the merger. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of VEII-Nevada and a full share of VEII-Nevada common stock, $.001 par value per share, shall be issued in its place.

                             A-2


2.3. NO MANDATORY EXCHANGE. It will not be necessary for shareholders of the veii-North Dakota to exchange their existing stock certificates for certificates of VEII-Nevada. Outstanding stock certificates of the Company should not be destroyed or sent to the surviving corporation.

2.4. EXISTING SHARES. Prior to the merger, no shares of common or preferred stock of VEII-Nevada had been issued.

                           ARTICLE III
               ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.001 par value per share, of VEII-North Dakota, each option, warrant or other right to purchase shares of the common stock, $.001 par value per share, of VEII-North Dakota, shall be exercisable to purchase shares of VEII-Nevada on the same terms and conditions.

3.2. SUBMISSION TO SERVICE IN NORTH DAKOTA. VEII-Nevada agrees that it may be served with process in the State of North Dakota in any proceeding for enforcement of any obligation of the VEII-Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of
Section 10-19.1-98 of the North Dakota Business Corporation Act, and irrevocably appoints the Secretary of State of North Dakota as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. In the event that this Agreement is approved and adopted by the stockholders of VEII-North Dakota in accordance with North Dakota Law, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by North Dakota Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of North Dakota and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. VEII-North Dakota hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

                           ARTICLE IV
                         EFFECTIVE DATE

4.1. EFFECTIVE DATE. This merger shall be effective in the State of North Dakota and the State of Nevada, shall be on the date a certificate of merger meeting the requirements of Nevada Law, is filed with the Secretary of State of the State of Nevada.

                              A-3


4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of VEII-North Dakota and the stockholders of VEII-Nevada, no such amendment may (a) change the rate of exchange for any shares of VEII-North Dakota or the types or amounts of consideration that will be distributed to the holders of the shares of stock of VEII-North Dakota; (b) change any term of the Articles of Incorporation of VEII-Nevada; or (c) adversely affect any of the rights of the stockholders of VEII-North Dakota or VEII-Nevada.

                            ARTICLE V
                          MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this ___ day of May, 2003.


VOYAGER ENTERTAINMENT INTERNATIONAL, INC. (North Dakota)



Richard L. Hannigan, Sr., President



Myong Hannigan, Secretary

                               A-4



VOYAGER ENTERTAINMENT INTERNATIONAL, INC. (Nevada)



Richard L. Hannigan, Sr., President



Myong Hannigan, Secretary


                               A-5





                            EXHIBIT B

                    ARTICLES OF INCORPORATION
                               OF
            VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, for the purpose of association to establish a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, do make, record and file these Articles of Incorporation in writing.

AND WE DO HEREBY CERTIFY:

ARTICLE ONE:     The name of this Corporation is:

            Voyager Entertainment International, Inc.

Article Two: The principal office is to be located at:

                       4483 West Reno Ave.
                      Las Vegas, NV  89118

   The Resident agent in the State of Nevada for this Corporation shall be:

                    Richard L. Hannigan, Sr.
                       4483 West Reno Ave.
                      Las Vegas, NV  89118

  This Corporation may also maintain an office or offices at such other places within or outside the State of Nevada, as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, the same as in the State of Nevada.

Article Three:  This Corporation may engage in any lawful activity.

Article Four:   This Corporation is authorized to issue two
  classes of capital stock, referred to as Common Stock and Preferred Stock, each with par value of $0.001 per share. This
  Corporation shall be authorized to issue a maximum of two hundred million (200,000,000) shares of Common Stock, and a maximum of fifty million (50,000,000) shares of Preferred Stock.

  The holders of stock designated "Common Stock" are entitled to one (1) vote for each share held. The Board of Directors may issue the Common Stock from time-to-time.

  The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock in one or more series, and may determine and state the designations, preferences, limitations, terms, and rights associated with each series of Preferred Stock, without additional shareholder approval.

                             B-1


  The Board of Directors is hereby authorized to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series.

Article Five:   No Director or Officer of this Corporation shall
  be liable to this Corporation or its stockholders for any breach of fiduciary duty as Officer or Director of this Corporation. This provision shall not affect liability for acts or omissions that involve intentional misconduct, fraud, a knowing violation or law, or the payment of dividends in violation of NRS 78.300.

  All expenses incurred by Officers or Directors in defending a civil or criminal action, suit, or proceeding, must be paid by this Corporation as they are incurred in advance of a final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of a Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction, that he or she did not act in good faith, and in the manner he or she reasonably believed to be or not opposed to the best interests of this Corporation.

  The members of the governing Board shall be styled Directors, and the number of Directors shall not be less than one (1) pursuant to the terms of NRS 78.115. The names and addresses of the first Board of Directors, which shall consist of three members is:

          Richard L.          4483 West Reno Ave.
          Hannigan, Sr.       Las Vegas, NV 89128

          Myong Hannigan      4483 West Reno Ave.
                              Las Vegas, NV 89128

          Tracy Jones         4483 West Reno Ave.
                              Las Vegas, NV 89128

  The number of Directors of this Corporation may from time to time be increased or decreased as set forth hereinabove by an amendment to the By-Laws in that regard, and without the necessity of amending these Articles of Incorporation.

  The name and address of the incorporator is:

          Sean P. Flanagan    777 N. Rainbow Blvd.,
                              Suite 390
                              Las Vegas, NV  89107

Article Six:   The capital stock of this Corporation, after the
  amount of the subscription price has been paid in cash or in kind, shall be and remain non-assessable and shall not be subject to assessment to pay debts of this Corporation.

Article Seven:   This Corporation shall have perpetual existence.

Article Eight:   No holder of any shares of this Corporation
  shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of this Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

                            B-2

Article Nine:   This Corporation shall not be governed by the
  provisions of NRS 78.411 to 78.444, inclusive.

Executed this ____ day of April, 2003.


                           Sean P. Flanagan,
                           Incorporator


                  CERTIFICATE OF ACCEPTANCE OF
                  APPOINTMENT AS RESIDENT AGENT

   In the matter of Voyager Entertainment International, Inc., I hereby certify that on the ____ day of April, 2003, I accepted the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

   IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of April, 2003.



                                   /s/ Richard L. Hannigan, Sr.


                              B-3


                            EXHIBIT C

                   RIGHTS OF DISSENTING OWNERS
         UNDER THE NORTH DAKOTA BUSINESS CORPORATION ACT

10-19.1-87. Rights of dissenting shareholders.

1. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     a. An amendment of the articles that materially and adversely affects the rights or preferences of the shares of a dissenting shareholder in that it:

          (1) Alters or abolishes a preferential right of the shares;

          (2) Creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of shares;

          (3) Alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares; or

          (4) Excludes or limits the right of a shareholder to vote on a matter, or to accumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights;

     b. A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in subsection 1 of section 10-19.1-104, or a disposition in dissolution described in subsection 2 of section 10-19.1-109 or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     c. A plan of merger to which the corporation is a party, except as provided in subsection 3;

     d. A plan of exchange, whether under this chapter or under chapter 10-32, to which the corporation is a constituent organization as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subsection 3; or

                                 C-1


     e. Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

2. A shareholder may not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter must be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and must be treated as a dissenting shareholder under the terms of this section and section 10-19.1-88, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder. 3. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to the shareholders of:

     a. The surviving corporation in a merger with respect to shares of the shareholders that are not entitled to be voted on the merger and are not canceled or exchanged in the merger; or

     b. The corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholders that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

4. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subsection 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

5. If a date is fixed according to subsection 1 of section 10-19.1-73.2 for the determination of shareholders entitled to receive notice of and to vote on an action described under subsection 1, only shareholders as of the date fixed and beneficial owners as of the date fixed who hold through shareholders, as provided in subsection 2, may exercise dissenters' rights.

10-19.1-88. Procedures for asserting dissenters' rights.

1. For purposes of this section, the terms defined in this subsection have the meanings given them.

     a. "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in subsection 1 of section 10-19.1-87 or the successor by merger of that issuer.


                               C-2


     b. "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of a corporate action referred to in subsection 1 of section 10-19.1-87.

     c. "Interest" means interest commencing five days after the effective date of the corporate action referred to in subsection 1 of section 10-19.1-87, up to and including the date of payment, calculated at the rate provided in section 28-20-34 for interest on verdicts and judgments.

2. If a corporation calls a shareholder meeting at which any action described in subsection 1 of section 10-19.1-87 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 10-19.1-87 and this section.

3. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 10-19.1-87 and who wishes to exercise dissenter's rights shall file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and may not vote the shares in favor of the proposed action.

4. After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subsection 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     a. The address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received;

     b. A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     c.   A copy of section 10-19.1-87 and this section.

5. In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within thirty days after the notice required by subsection 4 was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

6. After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit, to each dissenting shareholder who has complied with subsections 3, 4, and 5, the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

                                C-3


     a. The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the effective date of the corporate action, together with the latest available interim financial statements;

     b. An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     c.   A copy of section 10-19.1-87 and this section.

7. The corporation may withhold the remittance described in subsection 6 from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subsections 3, 4, and 5, the corporation shall forward to the dissenter the materials described in subsection 6, a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept the amount in full satisfaction. The dissenter may decline the offer and demand payment under subsection 9. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subsections 10 and 11 apply.

8. If the corporation fails to remit within sixty days of the deposit of certificates, it shall return all deposited certificates. However, the corporation may again give notice under subsections 4 and 5 and require deposit at a later time.

9. If a dissenter believes that the amount remitted under subsections 6, 7, and 8 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares plus interest, within thirty days after the corporation mails the remittance under subsections 6, 7, and 8, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

10. If the corporation receives a demand under subsection 9, it shall, within sixty days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after a discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subsection 9 and who have not reached agreement with the corporation. The corporation, after filing the petition, shall serve all parties with a summons and copy of the petition under the rules of civil procedure. The residents of this state may be served by registered mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to the proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or other shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or


                               C-4


     combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subsections 6, 7, and 8, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subsections 6, 7, and 8 exceeds the fair value of the shares as determined by the court, plus interest.

11. The court shall determine the costs and expenses of a proceeding under subsection 10, including the reasonable expenses in compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subsection 9 is found to be arbitrary, vexatious, or not in good faith.

12. If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

13. The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                               C-5


                            EXHIBIT D

    NOTICE TO SHAREHOLDERS OF DISSENTERS' RIGHTS OF APPRAISAL
        PURSUANT TO NORTH DAKOTA BUSINESS CORPORATION ACT
                       SECTION 10-19.1-98

To all shareholders of Voyager Entertainment International, Inc.:

Section 10-19.1-87 of the North Dakota Business Corporation Act (hereinafter referred to as "NDBCA") provides that any shareholder, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan of merger, consolidation, or reorganization if required by NDBCA
Section 10-19.1-87, and the shareholder is entitled to vote on the merger, consolidation or reorganization.

A shareholder who wishes to assert dissenters' rights must comply with the procedural requirements of Section 10-19.1-88 of the NDBCA, included herein as Exhibit C, and send to the corporation written notice of intent to demand payment for shares if the proposed actions are effectuated before a vote on the action(s) is taken. Furthermore, any such shareholder may not vote any shares in favor of the proposed action(s). In order to assert dissenters' rights, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the shareholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

If you wish to assert dissenters' rights of appraisal with regard to the change of domicile of Voyager Entertainment International, Inc. ("VEII-North Dakota") by merging VEII-North Dakota with and into its recently formed and wholly owned Nevada subsidiary, Voyager Entertainment International, Inc. ("VEII-Nevada"), you must return the Dissenting Shareholders' Payment Demand Form, included herein as Exhibit E, and your certified share certificate(s) to Voyager Entertainment International, Inc., 4483 West Reno Ave., Las Vegas, Nevada 89118, to the attention of Richard L. Hannigan, Sr., President, by June 4, 2003.

               By Order of the Board of Directors:

               Richard L. Hannigan, Sr., President

                               D-1


                            EXHIBIT E

          DISSENTING SHAREHOLDERS' PAYMENT DEMAND FORM

Richard L. Hannigan, Sr.
President
Voyager Entertainment International, Inc.
4483 West Reno Ave.
Las Vegas, Nevada 89118

Re: Proposed change of domicile of Voyager Entertainment International, Inc., a North Dakota corporation ("VEII-North Dakota"), to the State of Nevada, by merger of VEII-North Dakota with and into its wholly-owned subsidiary, Voyager Entertainment International, Inc., a Nevada corporation ("VEII-Nevada").

The undersigned hereby dissents with respect to the proposed change of domicile of the Company from the State of North Dakota to the State of Nevada.

I hereby demand payment for the fair value of my "certificated" shares, which are described below and enclosed herewith, and I demand that payment be forwarded to the address indicated below. I understand that this demand for payment must be received on or before June 4, 2003.

The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on April 23, 2003, the Record Date for the mailing of the Information Statement to shareholders.

If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares and enclose such evidence herewith. The undersigned acknowledges that this Dissenting Shareholders' Payment Demand Form was accompanied by official notice of dissenters' rights by the company, a copy of the applicable provisions of the North Dakota Business Corporation Act relating to such dissenting stockholder's rights of appraisal, and an Information Statement describing the transactions to be effected by the Company.


                                             /     /
-------------------------          ---------- ----- --------
Signature                          Date

-------------------------          -------------------------
Print Name                         Address

                                   -------------------------
                                   City, State, Zip



                             E-1